SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6[e][2])

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BERKSHIRE HATHAWAY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

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BERKSHIRE HATHAWAY INC.

3555 Farnam Street

Omaha, Nebraska 68131

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 20, 2010

TO THE SHAREHOLDERS:

Notice is hereby given that a Special Meeting of the Shareholders of Berkshire Hathaway Inc. (the “Corporation”) will be held at Holland Performing Arts Center, 13th and Douglas Streets, Omaha, Nebraska, on January 20, 2010 at 9:30 a.m. for the following purposes:

1.	To approve an amendment to the Corporation’s existing Restated Certificate of Incorporation, as amended (the “Current Certificate”), to effect a 50-for-1 stock split of the Corporation’s Class B Common Stock, while maintaining the current economic and voting relationship between the Corporation’s Class B Common Stock and the Corporation’s Class A Common Stock.

2.	To approve an amendment to the Current Certificate to clarify that the Class B Common Stock may be split in the proposed 50-for-1 split without splitting the Class A Common Stock.

3.	To approve an amendment to the Current Certificate to change the par value of each share of Class B Common Stock in connection with the proposed 50-for-1 split, to $0.0033 from the current par value of $0.1667 per share of Class B Common Stock.

4.	To approve an amendment to the Current Certificate to increase the number of shares of Class B Common Stock and the total number of shares of all classes of stock that the Corporation is authorized to issue.

5.	To approve an amendment to the Current Certificate to remove the requirement to issue physical stock certificates for shares of Class B Common Stock upon conversion of shares of Class A Common Stock.

6.	To consider and act upon any other matters that may properly come before the meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors of the Corporation, including, without limitation, a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies approving the proposed amendments to the Current Certificate, if necessary.

The Board of Directors has fixed the close of business on November 30, 2009 as the record date for determining the shareholders having the right to vote at the meeting or any adjournment or postponement thereof. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of the Corporation at 3555 Farnam Street, Omaha, Nebraska, during the ten days prior to the meeting.

You are encouraged to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Corporation and will be voted as indicated in the accompanying proxy statement and proxy. A return envelope is provided which requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed.

By order of the Board of Directors

FORREST N. KRUTTER, Secretary

Omaha, Nebraska

December 9, 2009

Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible using one of the following methods to ensure that your vote is counted, regardless of whether you expect to attend the special meeting in person: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. A failure to vote your shares is the equivalent of a vote “AGAINST” each of the proposed amendments to the Corporation’s existing Restated Certificate of Incorporation.

Only shareholders or their proxy holders may attend the meeting. If you hold shares in your name, please be prepared to provide proper identification, such as a driver’s license. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee, along with proper identification.

BERKSHIRE HATHAWAY INC.

3555 Farnam Street

Omaha, Nebraska 68131

PROXY STATEMENT

FOR SPECIAL MEETING OF SHAREHOLDERS

January 20, 2010

This statement is furnished in connection with the solicitation by the Board of Directors of Berkshire Hathaway Inc. (hereinafter the “Corporation,” “Berkshire,” “we,” “us” and “our”) of proxies in the accompanying form for a Special Meeting of Shareholders to be held on Wednesday, January 20, 2010 at 9:30 a.m. and at any adjournment or postponement thereof. This proxy statement and the enclosed form of proxy were first sent to shareholders on or about December 9, 2009. If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked at any time prior to exercise by filing an instrument revoking it or a duly executed proxy bearing a later date.

As of the close of business on November 30, 2009, the record date for the Special Meeting (the “Record Date”), the Corporation had outstanding and entitled to vote 1,056,134 shares of Class A Common Stock (hereinafter called “Class A Stock”) and 14,867,867 shares of Class B Common Stock (hereinafter called “Class B Stock”). Each share of Class A Stock is entitled to one vote per share and each share of Class B Stock is entitled to one-two-hundredth (1/200th) of one vote per share on all matters submitted to a vote of shareholders of the Corporation.

The presence at the meeting, in person or by proxy, of the following shall constitute a quorum for the transaction of business: (1) the holders of Class A Stock and Class B Stock holding in the aggregate a majority of the voting power of the Corporation’s outstanding stock entitled to vote, (2) the holders of a majority of the outstanding shares of Class A Stock, and (3) the holders of a majority of the outstanding shares of Class B Stock.

A majority of the voting power of the outstanding Class A Stock and Class B Stock, voting together as a single class, a majority of the outstanding Class A Stock, voting as a separate class, and a majority of the outstanding Class B Stock, voting as a separate class, are required to approve the proposed amendment to the Corporation’s Restated Certificate of Incorporation, as amended (the “Current Certificate”), to effect a 50-for-1 stock split of the Corporation’s Class B Stock, as well as the proposed amendment to the Current Certificate to clarify that such stock split may occur without splitting the Class A Stock. A majority of the voting power of the outstanding Class A Stock and Class B Stock, voting together as a single class, and a majority of the outstanding Class B Stock, voting as a separate class, are required to approve the proposed amendment to the Current Certificate to change the par value of the Class B Stock in connection with the stock split, and the proposed amendment to the Current Certificate to increase the number of shares of Class B Stock and the total number of shares of all classes of stock that the Corporation is authorized to issue. A majority of the voting power of the outstanding Class A Stock and Class B Stock, voting together as a single class, is required to approve the proposed amendment of the Current Certificate to remove the requirement to issue physical stock certificates for shares of Class B Stock upon conversion of shares of Class A Stock. A majority of votes properly cast upon any other question shall decide the question. Abstentions and broker non-votes will count for purposes of establishing a quorum but will not count as votes cast, and accordingly will have the effect of votes against each of the proposed amendments to the Current Certificate. Shareholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other shareholders.

If a quorum is not present at the meeting, or if fewer shares of either Class A Stock or Class B Stock are voted in favor of some or all of the proposed amendments to the Current Certificate than the number required for their approval, the meeting may be adjourned or postponed to allow additional time for obtaining additional proxies or votes. At any subsequent reconvening of the meeting, all proxies will be voted in the same manner as they would have been voted at the original convening of the meeting, except for any proxies that have been effectively revoked or withdrawn prior to the subsequent meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 20, 2010.

The Proxy Statement for the Special Meeting of Shareholders to be held on January 20, 2010 is available at www.berkshirehathaway.com/eproxy.

PROPOSED AMENDMENTS TO CURRENT CERTIFICATE TO (1) EFFECT A 50-FOR-1 STOCK SPLIT OF CLASS B STOCK, (2) CLARIFY THE CURRENT CERTIFICATE TO PERMIT THE PROPOSED CLASS B STOCK SPLIT WITHOUT SPLITTING THE CLASS A STOCK, (3) CHANGE THE PAR VALUE OF THE CLASS B STOCK, (4) INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS B STOCK AND THE TOTAL NUMBER OF AUTHORIZED SHARES AND (5) REMOVE THE REQUIREMENT TO ISSUE PHYSICAL CLASS B STOCK CERTIFICATES UPON CONVERSION OF CLASS A SHARES.

The Board of Directors has unanimously approved, has declared to be advisable and is recommending to the shareholders of the Corporation for approval, the following amendments to the Current Certificate: (1) effect a 50-for-1 stock split of the Corporation’s Class B Stock, while maintaining the current economic and voting relationship between the Corporation’s Class B Stock and the Corporation’s Class A Stock, (2) clarify that the Class B Stock may be split in the proposed 50-for-1 split without splitting the Class A Stock, (3) in connection with the proposed 50-for-1 split, change the par value of each share of Class B Stock to $0.0033 from the current par value of $0.1667 per share of Class B Stock, (4) increase the number of shares of Class B Stock that the Corporation is authorized to issue, from 55,000,000 shares to 3,225,000,000 shares, and increase the total number of shares of all classes of stock that the Corporation is authorized to issue by the number of additional shares of Class B Stock, from 57,650,000 total shares to 3,227,650,000 total shares, and (5) remove the requirement to issue physical stock certificates for shares of Class B Stock upon conversion of shares of Class A Stock (each such amendment, a “Proposed Amendment”, and collectively, the “Proposed Amendments”).

The Board of Directors has approved, deemed advisable and recommends that the shareholders of the Corporation approve each of the Proposed Amendments. You must vote separately for each of the Proposed Amendments. The adoption of each of Proposed Amendment No. 1, Proposed Amendment No. 2, Proposed Amendment No. 3 and Proposed Amendment No. 4 are conditioned upon all of such Proposed Amendments being approved. Therefore, none of Proposed Amendment No. 1, Proposed Amendment No. 2, Proposed Amendment No. 3 or Proposed Amendment No. 4 will be adopted unless all four such Proposed Amendments are approved. The adoption of Proposed Amendment No. 5 is not conditioned on the approval of the other Proposed Amendments.

If each of Proposed Amendment Nos. 1 through 4 are approved by the Corporation’s shareholders, either in addition to Proposed Amendment No. 5 or by themselves, the Corporation will file Proposed Amendment Nos. 1 through 4, including the 50-for-1 stock split of the Corporation’s Class B Stock, with the Delaware Secretary of State promptly after the Special Meeting, and such Proposed Amendments will become effective upon filing with the Delaware Secretary of State and the occurrence of the effective time specified at the time of such filing, which is expected to occur promptly after the Special Meeting. Adoption of Proposed Amendment No. 1 and Proposed Amendment No. 2 requires the approval of (a) a majority of the voting power of the outstanding Class A Stock and Class B Stock, voting together as a single class, (b) a majority of the outstanding Class A Stock, voting as a separate class, and (c) a majority of the outstanding Class B Stock, voting as a separate class. Adoption of Proposed Amendment No. 3 and Proposed Amendment No. 4 requires the approval of (a) a majority of the voting power of the outstanding Class A Stock and Class B Stock, voting together as a single class and (b) a majority of the outstanding Class B Stock, voting as a separate class.

If Proposed Amendment No. 5 is approved by the Corporation’s shareholders, either in addition to the other Proposed Amendments or by itself, the Corporation will file Proposed Amendment No. 5 with the Delaware Secretary of State promptly after the Special Meeting, and such Proposed Amendment will become effective upon filing with the Delaware Secretary of State and the occurrence of the effective time specified at the time of such filing, which is expected to occur promptly after the Special Meeting. Proposed Amendment No. 5 requires the approval of a majority of the voting power of the outstanding Class A Stock and Class B Stock, voting together as a single class.

After filing Proposed Amendment Nos. 1 through 4 (if such Proposed Amendments are approved by our shareholders) and/or Proposed Amendment No. 5 (if such Proposed Amendment is approved by our shareholders) with the Delaware Secretary of State, we will restate our Restated Certificate of Incorporation, as amended (as so restated, the “Restated Certificate”).

In addition to the Proposed Amendment(s) adopted as described above, the Restated Certificate will incorporate all prior amendments to the Current Certificate, which prior amendments have already been approved and are on file in Delaware as part of the documents constituting the Current Certificate. The changes proposed to be made to the Current Certificate by the Proposed Amendments are marked as additions or deletions in the Restated Certificate attached hereto as Exhibit A, with (1) the changes proposed by Proposed Amendment No. 1 marked in Article Fourth (except for the changes to Article Fourth which are proposed by the other Proposed Amendments, as specified in this sentence), (2) the changes proposed by Proposed Amendment No. 2 marked in the last sentence of Section 2.B. of Article Fourth, (3) the changes proposed by Proposed Amendment No. 3 marked in the fourth sentence of Article Fourth, (4) the changes proposed by Proposed Amendment No. 4 marked in the first sentence of Article Fourth, and (5) the changes proposed by Proposed Amendment No. 5 marked in the second, fourth and sixth sentences of Section 2.D. of Article Fourth. The summary contained herein of the Proposed Amendments should be read in conjunction with and is qualified in its entirety by reference to the full text of the Restated Certificate set forth in Exhibit A.

1.	Proposed Amendment No. 1: To effect a 50-for-1 stock split of the Corporation’s Class B Stock, while maintaining the current economic and voting relationship between the Corporation’s Class B Stock and the Corporation’s Class A Stock.

Purpose and Effects of Proposed Amendment No. 1 to the Current Certificate

Proposed Amendment No. 1 to the Current Certificate would effect a 50-for-1 stock split of the Corporation’s Class B Stock. As a result, at the effective time of the filing of Proposed Amendment No. 1 with the Delaware Secretary of State, each outstanding share of Class B Stock will be subdivided into fifty (50) shares of Class B Stock. Proposed Amendment No. 1 would effect inversely proportional adjustments to the economic and voting rights of the Class B Stock, which are necessary to leave holders of Class B Stock with the same economic and voting rights relative to Class A Stock upon the split of each share of Class B Stock into 50 shares of Class B Stock. In each place where the Current Certificate specifies that a share of Class B Stock is entitled to one-thirtieth (1/30th) of that to which a share of Class A Stock is entitled, this ratio will be changed to one-fifteen-hundredth (1/1,500th). The voting power of each share of Class B Stock will be decreased from the current ratio of one-two-hundredth (1/200th) of the vote of one share of Class A Stock to one-ten-thousandth (1/10,000th) of the vote of one share of Class A Stock. Similarly, certain changes are necessary to leave holders of Class A Stock with the same economic rights relative to the Class B Stock upon the effectiveness of the Class B stock split. Proposed Amendment No. 1 would proportionally adjust the conversion yield of each share of the Corporation’s Class A Stock, so that upon the effectiveness of the stock split, each share of Class A Stock may be converted into one thousand five hundred (1,500) shares of Class B Stock rather than thirty (30) shares of Class B Stock, and would proportionally increase from thirty (30) to one thousand five hundred (1,500) the number of shares of Class B Stock that must be reserved for conversion of each outstanding share of Class A Stock.

Except as stated above, Proposed Amendment No. 1 to the Current Certificate does not include any changes to the powers, preferences, rights, qualifications, limitations or restrictions of the Class A Stock or the Class B Stock.

The proposed Class B Stock split is intended to reduce the issuance of fractional shares to Burlington Northern Santa Fe Corporation (“BNSF”) shareholders in our proposed acquisition of BNSF, and to facilitate the rollover of certain BNSF equity compensation awards into equity compensation awards with respect to Class B Stock. However, the Corporation’s Board of Directors believes that the split is advisable regardless of the BNSF transaction, and thus the Class B stock split is not contingent on the closing of the BNSF acquisition and, if approved by our shareholders together with Proposed Amendments Nos. 2 through 4, is expected to be effective prior to the date of such closing.

As of the Record Date, there were 14,867,867 shares of Class B Stock outstanding and held by our shareholders. If Proposed Amendment Nos. 1 through 4 are approved by our shareholders, as a result of the 50-for-1 Class B Stock split, and based on the number of outstanding shares of Class B Stock as of the Record Date, we estimate there would be approximately 743,393,350 shares of Class B Stock issued and outstanding immediately after such stock split. As noted above, additional shares of Class B Stock (and Class A Stock) will be issued in connection with our proposed acquisition of BNSF.

Adoption of Proposed Amendment No. 1 to effect the proposed stock split will not affect the proportionate economic rights or voting power of existing shareholders, as the aggregate share holdings of each shareholder will continue to represent the same percentage interest in the Corporation with the same relative rights between our Class A Stock and our Class B Stock.

The 50-for-1 split of Class B Stock should be tax-free under the Internal Revenue Code of 1986, as amended. The holding period of the Class B Stock received pursuant to the split, for purposes of determining whether capital gain or loss on a sale or exchange is long-term or short-term, will include the period during which the shareholder held his or her pre-split Class B Stock. A shareholder who receives Class B Stock pursuant to the split must allocate the basis of the existing Class B Stock among the shares received pursuant to the split in proportion to the relative fair market value of such shares on the date of distribution. This discussion should not be considered as tax or investment advice, and the tax consequences of the Class B Stock split may not be the same for all holders of Class B Stock. Shareholders should consult their own tax advisors regarding their individual federal, state, local and foreign tax consequences.

This is only a summary of Proposed Amendment No. 1 to the Current Certificate. Shareholders are encouraged to read the full text of the Restated Certificate set forth in Exhibit A. Proposed Amendment No. 1 would effect the changes marked in Article Fourth of the Restated Certificate (except for the changes proposed by (1) Proposed Amendment No. 2, as marked in the last sentence of Section 2.B. of Article Fourth, (2) Proposed Amendment No. 3, as marked in the fourth sentence of Article Fourth, (3) Proposed Amendment No. 4, as marked in the first sentence of Article Fourth, and (4) Proposed Amendment No. 5, as marked in the second, fourth and sixth sentences of Section 2.D. of Article Fourth).

The affirmative vote of (1) a majority of the voting power of the outstanding Class A Stock and Class B Stock, voting together as a single class, (2) a majority of the outstanding Class A Stock, voting as a separate class, and (3) a majority of the outstanding Class B Stock, voting as a separate class, is required for approval of this proposal.

The adoption of Proposed Amendment No. 1 is conditioned on the adoption of Proposed Amendment No. 2, Proposed Amendment No. 3 and Proposed Amendment No. 4. Even if Proposed Amendment No. 1 is approved by our shareholders, Proposed Amendment No. 1 will not be adopted unless Proposed Amendment Nos. 2 through 4 are each also approved by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSED AMENDMENT NO. 1 TO THE CURRENT CERTIFICATE.

2.	Proposed Amendment No. 2: To clarify that the Class B Stock may be split in the proposed 50-for-1 split without splitting the Class A Stock.

Purpose and Effects of Proposed Amendment No. 2 to the Current Certificate

We want to clarify the language of Article Fourth Section 2.B. in the Current Certificate to provide that the Class B Stock may be split in the 50-for-1 split (to be effected by Proposed Amendment No. 1, as described above) at the effective time of Proposed Amendment No. 1 without splitting the Class A Stock. Proposed Amendment No. 2 to the Current Certificate would clarify the language in the Current Certificate to provide that the Class B Stock may be split in the proposed 50-for-1 split without a simultaneous split of the Corporation’s Class A Stock.

This is only a summary of Proposed Amendment No. 2 to the Current Certificate. Shareholders are encouraged to read the full text of the Restated Certificate set forth in Exhibit A. Proposed Amendment No. 2 would effect the changes marked in the last sentence of Section 2.B. of Article Fourth of the Restated Certificate.

The affirmative vote of (1) a majority of the voting power of the outstanding Class A Stock and Class B Stock, voting together as a single class, (2) a majority of the outstanding Class A Stock, voting as a separate class, and (3) a majority of the outstanding Class B Stock, voting as a separate class, is required for approval of this proposal.

The adoption of Proposed Amendment No. 2 is conditioned on the adoption of Proposed Amendment No. 1, Proposed Amendment No. 3 and Proposed Amendment No. 4. Even if Proposed Amendment No. 2 is approved by our shareholders, Proposed Amendment No. 2 will not be adopted unless Proposed Amendment No. 1, Proposed Amendment No. 3 and Proposed Amendment No. 4 are each also approved by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSED AMENDMENT NO. 2 TO THE CURRENT CERTIFICATE.

3.	Proposed Amendment No. 3: To change the par value of each share of Class B Stock, in connection with the proposed 50-for-1 split, to $0.0033 from the current par value of $0.1667 per share of Class B Stock.

Purpose and Effects of Proposed Amendment No. 3 to the Current Certificate

Proposed Amendment No. 3 to the Current Certificate would change the par value of each share of Class B Stock to $0.0033 from the current par value of $0.1667 per share of Class B Stock. The change to the par value of each share of Class B Stock pursuant to Proposed Amendment No. 3 is proposed in connection with the 50-for-1 split of the Class B Stock. Pursuant to Proposed Amendment No. 1, as described above, as a result of the 50-for-1 split, at the effective time of Proposed Amendment No. 1, each outstanding share of Class B Stock will be subdivided into fifty (50) shares of Class B Stock. Similarly, pursuant to Proposed Amendment No. 3, the current par value of each outstanding share of Class B Stock will be divided by fifty (50) to obtain the new par value of $0.0033 per share of Class B Stock.

This is only a summary of Proposed Amendment No. 3 to the Current Certificate. Shareholders are encouraged to read the full text of the Restated Certificate set forth in Exhibit A. Proposed Amendment No. 3 would effect the changes marked in fourth sentence of Article Fourth of the Restated Certificate.

The affirmative vote of (1) a majority of the voting power of the outstanding Class A Stock and Class B Stock, voting together as a single class, and (2) a majority of the outstanding Class B Stock, voting as a separate class, is required for approval of this proposal.

The adoption of Proposed Amendment No. 3 is conditioned on the adoption of Proposed Amendment No. 1, Proposed Amendment No. 2 and Proposed Amendment No. 4. Even if Proposed Amendment No. 3 is approved by our shareholders, Proposed Amendment No. 3 will not be adopted unless Proposed Amendment No. 1, Proposed Amendment No. 2 and Proposed Amendment No. 4 are each also approved by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSED AMENDMENT NO. 3 TO THE CURRENT CERTIFICATE.

4.	Proposed Amendment No. 4: To increase the number of authorized shares of Class B Stock and the total number of authorized shares.

Purpose and Effects of Proposed Amendment No. 4 to the Current Certificate

Berkshire does not have enough authorized but unissued shares of Class B Stock to subdivide each outstanding share of Class B Stock into fifty (50) shares of Class B Stock pursuant to Proposed Amendment

No. 1, as described above. In addition, Berkshire does not have enough authorized but unissued shares of Class B Stock to permit conversions of outstanding shares of Class A Stock to shares of Class B Stock on a post-split basis or to be able to issue each currently authorized but unissued share of Class A Stock, in light of the requirement that we keep reserved the number of shares of Class B Stock issuable upon conversion of each outstanding share of Class A Stock. Proposed Amendment No. 4 would increase the number of shares of Class B Stock that the Corporation is authorized to issue, from 55,000,000 shares to 3,225,000,000 shares. This increase would provide us with sufficient authorized and unissued shares of Class B Stock for each of these purposes, based on our outstanding shares of Class A Stock and Class B Stock as of the date of this proxy statement. To permit this increase in the number of authorized shares of Class B Stock, Proposed Amendment No. 4 would also increase the total number of shares of all classes of stock that the Corporation is authorized to issue by the number of additional authorized shares of Class B Stock, from 57,650,000 shares to 3,227,650,000 shares.

Except for the proposed stock split that is the subject of Proposed Amendment No. 1 as described in this proxy statement, the Corporation has no present plans, arrangements, commitments, agreements, or intent to issue any of the additional shares of Class B Stock that will be authorized by adoption of Proposed Amendment No. 4, other than upon conversion of Class A Stock or in connection with issuance of post-split Class B Stock in our proposed acquisition of BNSF. The additional shares of Class B Stock that will be authorized by adoption of Proposed Amendment No. 4 can be issued for any corporate purpose, as approved by the Corporation’s Board of Directors.

The Corporation will apply for listing of the new shares of Class B Stock to be issued on the New York Stock Exchange.

This is only a summary of Proposed Amendment No. 4 to the Current Certificate. Shareholders are encouraged to read the full text of the Restated Certificate set forth in Exhibit A. Proposed Amendment No. 4 would effect the changes marked in the first sentence of Article Fourth of the Restated Certificate.

The affirmative vote of (1) a majority of the voting power of the outstanding Class A Stock and Class B Stock, voting together as a single class and (2) a majority of the outstanding Class B Stock, voting as a separate class, is required for approval of this proposal.

The adoption of Proposed Amendment No. 4 is conditioned on the adoption of Proposed Amendment No. 1, Proposed Amendment No. 2 and Proposed Amendment No. 3. Even if Proposed Amendment No. 4 is approved by our shareholders, Proposed Amendment No. 4 will not be adopted unless Proposed Amendment No. 1, Proposed Amendment No. 2 and Proposed Amendment No. 3 are each also approved by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSED AMENDMENT NO. 4 TO THE CURRENT CERTIFICATE.

IMPORTANT NOTE: IF EACH OF PROPOSED AMENDMENT NOS. 1 THROUGH 4 ARE APPROVED, SO THAT THE CLASS B STOCK SPLIT CAN BE EFFECTED, SHARES OF CLASS B STOCK HELD IN BOOK ENTRY FORM WILL BE AUTOMATICALLY EXCHANGED UPON THE EFFECTIVENESS OF THE CLASS B STOCK SPLIT. IF YOUR SHARES OF CLASS B STOCK ARE NOT HELD IN BOOK ENTRY FORM, YOU MAY DEPOSIT YOUR CLASS B STOCK CERTIFICATE WITH YOUR STOCK BROKER OR WITH OUR TRANSFER AGENT, WELLS FARGO SHAREOWNER SERVICES, BY JANUARY 12, 2010 SO THAT YOUR SHARES OF CLASS B STOCK WILL AUTOMATICALLY BE EXCHANGED. YOU MAY SEND YOUR CLASS B STOCK CERTIFICATE TO WELLS FARGO SHAREOWNER SERVICES AT EITHER OF THE ADDRESSES BELOW WITH A REQUEST THAT THE CERTIFICATE BE DEPOSITED INTO BOOK ENTRY FORM. THE METHOD OF DELIVERY IS AT YOUR OPTION AND YOUR RISK. IT IS RECOMMENDED THAT CLASS B STOCK CERTIFICATES BE DELIVERED VIA A REGISTERED METHOD AND INSURED FOR 2% OF THE VALUE OF YOUR CLASS B STOCK REPRESENTED BY SUCH CERTIFICATE.

By Mail To:	By Overnight courier or Hand Delivery To:

Wells Fargo Shareowner Services	Wells Fargo Shareowner Services

P.O. Box 64854	161 North Concord Exchange

St. Paul, MN 55164-0854	South St. Paul, MN 55075

OTHERWISE, UPON THE EFFECTIVENESS OF THE CLASS B STOCK SPLIT, CERTIFICATES REPRESENTING SHARES OF CLASS B STOCK ISSUED PRIOR TO THE CLASS B STOCK SPLIT WILL EVIDENCE THE POST-SPLIT NUMBER OF SHARES OF CLASS B STOCK, BUT FOR TRADING AND DELIVERY PURPOSES, YOU WILL HAVE TO SUBMIT YOUR CLASS B STOCK CERTIFICATE(S) TO WELLS FARGO SHAREOWNER SERVICES TO RECEIVE THE SHARES OF CLASS B STOCK YOU ARE ENTITLED TO AS A RESULT OF THE CLASS B STOCK SPLIT.

PLEASE DO NOT DESTROY YOUR EXISTING CLASS B STOCK CERTIFICATES, OR RETURN SUCH CERTIFICATES TO THE CORPORATION. A SEPARATE LETTER OF TRANSMITTAL WITH INSTRUCTIONS REGARDING THE EXCHANGE OF YOUR EXISTING CERTIFICATES REPRESENTING CLASS B STOCK WILL BE MAILED TO YOU UPON APPROVAL BY OUR SHAREHOLDERS OF PROPOSED AMENDMENT NOS. 1 THROUGH 4. YOU CAN CONTACT WELLS FARGO SHAREOWNER SERVICES AT (877) 602-7411 FOR ADDITIONAL INFORMATION.

5.	Proposed Amendment No. 5: To remove the requirement to issue physical stock certificates for shares of Class B Stock upon conversion of shares of Class A Stock.

Purpose and Effects of Proposed Amendment No. 5 to the Current Certificate

Proposed Amendment No. 5 would remove the requirement to issue physical stock certificates for shares of Class B Stock upon conversion of shares of Class A Stock. However, holders of Class B Stock will still be permitted to hold physical stock certificates representing their Class B Stock if they elect to do so. Decreasing the number of physical stock certificates the Corporation is required to issue will have the effect of decreasing the expenses the Corporation incurs in issuing such physical stock certificates.

This is only a summary of Proposed Amendment No. 5 to the Current Certificate. Shareholders are encouraged to read the full text of the Restated Certificate set forth in Exhibit A. Proposed Amendment No. 5 would effect the changes marked in the second, fourth and sixth sentences of Section 2.D. of Article Fourth of the Restated Certificate.

The affirmative vote of a majority of the voting power of the outstanding Class A Stock and Class B Stock, voting together as a single class, is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSED AMENDMENT NO. 5 TO THE CURRENT CERTIFICATE.

Return of this Proxy

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted in favor of the Proposed Amendments to the Current Certificate.

Security Ownership of Certain Beneficial Owners and Management

Warren E. Buffett, whose address is 3555 Farnam Street, Omaha, NE 68131, and the Bill & Melinda Gates Foundation Trust, whose address is 1551 Eastlake Avenue E., Seattle, WA 98102, are the only holders known to the Corporation to be the beneficial owner of more than 5% of the Corporation’s Class A or Class B Stock. Beneficial ownership of the Corporation’s Class A and Class B Stock on November 13, 2009 by Mr. Buffett and by any other executive officers and directors of the Corporation who own shares is shown in the following table:

Name	Title of Class Of Stock	Shares Beneficially Owned (1)		Percentage of Outstanding Stock of Respective Class (1)	Percentage of Aggregate Voting Power of Class A and Class B (1)		Percentage of Aggregate Economic Interest of Class A and Class B (1)
Warren E. Buffett	Class A	350,000		33.1
	Class B	1,500,618		10.1	31.6	(2)	25.8
Howard G. Buffett	Class A	1,406	(3)	0.1
	Class B	16,821	(3)	0.1	0.1		0.1
Susan L. Decker	Class A	—		*
	Class B	10		*	*		*
William H. Gates III	Class A	4,350	(4)	0.4
	Class B	1,605,796	(4)	10.8	1.0		3.7
David S. Gottesman	Class A	19,210	(5)	1.8
	Class B	46,389	(5)	0.3	1.7		1.3
Charlotte Guyman	Class A	100		*
	Class B	12		*	*		*
Donald R. Keough	Class A	70	(6)	*
	Class B	—		*	*		*
Charles T. Munger	Class A	13,181		1.2
	Class B	—		*	1.2		0.9
Thomas S. Murphy	Class A	1,137		0.1
	Class B	22		*	0.1		0.1
Ronald L. Olson	Class A	284	(7)	*
	Class B	300	(7)	*	*		*
Walter Scott, Jr.	Class A	100	(8)	*
	Class B	—		*	*		*
Directors and executive officers as a group	Class A	389,838		36.9
	Class B	3,169,968		21.4	35.9		31.9
*	less than 0.1%.

(1)

Beneficial owners exercise both sole voting and sole investment power unless otherwise stated. Each share of Class A Stock is currently convertible into thirty shares of Class B Stock at the option of the shareholder. As a result, pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, a shareholder is deemed to have beneficial ownership of the shares of Class B Stock which such shareholder may acquire upon conversion of the Class A Stock. In order to avoid overstatement, the amount of Class B Stock beneficially owned does not take into account such shares of Class B Stock which may be acquired upon conversion (an amount which is equal to 30 times the number of shares of Class A Stock held by a shareholder). The percentage of outstanding Class B Stock is based on the total number of shares of Class B Stock outstanding as of November 13, 2009 and does not take into account shares of Class B Stock which may be issued upon conversion of Class A Stock.

(2)

Mr. Buffett has entered into a voting agreement with Berkshire providing that, should the combined voting power of Berkshire shares as to which Mr. Buffett has or shares voting and investment power exceed 49.9% of Berkshire’s total voting power, he will vote those shares in excess of that percentage proportionately with votes of the other Berkshire shareholders.

(3)

Includes 1,396 Class A shares and 16,772 Class B shares held by a private foundation and for which Mr. Buffett possesses voting and investment power but with respect to which Mr. Buffett disclaims any beneficial interest.

(4)

Includes 4,050 shares held by a single-member limited liability company of which Mr. Gates is the sole member and 1,605,796 Class B shares owned by the Bill & Melinda Gates Foundation Trust of which Mr. Gates and his wife are co-trustees but with respect to which Mr. and Mrs. Gates disclaim any beneficial interest.

(5)

Includes 12,899 Class A shares and 46,389 Class B shares as to which Mr. Gottesman or his wife has shared voting power and 11,603 Class A shares and 45,726 Class B shares as to which Mr. Gottesman or his wife has shared investment power. Mr. Gottesman has a pecuniary interest in 10,022 Class A shares included herein.

(6)	Does not include 8 Class A shares owned by Mr. Keough’s wife.
(7)	Includes 154 Class A shares held by three trusts for which Mr. Olson is sole trustee but with respect to which Mr. Olson disclaims any beneficial interest.
(8)	Does not include 10 Class A shares owned by Mr. Scott’s wife.

6. OTHER MATTERS

As of the date of this statement your management knows of no business to be presented to the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with his or her best judgment.

Proposals of Shareholders

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2010 Annual Meeting must have been received by the Corporation by November 17, 2009. The proposal must have been in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. Shareholders who intend to present a proposal at the 2010 Annual Meeting without including such proposal in the Corporation’s proxy statement must provide the Corporation notice of such proposal no later than February 1, 2010. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Adjournments and Postponements

Any adjournment or postponement of the meeting may be made from time to time by approval of the holders of a majority of the voting power of the Class A Stock and Class B Stock present in person or represented by proxy at the meeting, voting together as a single class, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. If a quorum is not present at the meeting, or if a quorum is present at the meeting but there are not sufficient votes at the time of the meeting to approve some or all of the Proposed Amendments, then shareholders may be asked to vote on a proposal to adjourn or postpone the meeting so as to permit the further solicitation of proxies.

Solicitation of Proxies

The Board of Directors of the Corporation is soliciting proxies to be voted at the meeting and any adjournment or postponement thereof. Proxies are being solicited through the mail. The directors, executive officers and certain other employees of the Corporation may also solicit proxies personally, by telephone, fax, email, the Internet, press release or other means, without additional compensation for such activities. The Corporation will bear all expenses relating to the solicitation of proxies.

The Corporation will request banks, brokers and other custodians, fiduciaries and nominees to forward proxy soliciting material to the beneficial owners of shares held of record by such banks, brokers or nominees and obtain their voting instructions. The Corporation will reimburse such banks, brokers or nominees at approved rates for their reasonable expenses in connection with the foregoing activities.

By order of the Board of Directors

FORREST N. KRUTTER, Secretary

Omaha, Nebraska

December 9, 2009

EXHIBIT A

RESTATED CERTIFICATE OF INCORPORATION AS AMENDED OF

BERKSHIRE HATHAWAY INC.

FIRST: The name of the Corporation is Berkshire Hathaway Inc.

SECOND: The registered office of the Corporation in the State of Delaware is located at No. 1209 Orange Street in the City of Wilmington, County of New Castle. The name and address of its registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of all classes of stock that the Corporation is authorized to issue is ~~57,650,000,~~3,227,650,000, of which 1,650,000 shares shall be Class A Common Stock, ~~55,000,000~~3,225,000,000 shall be Class B Common Stock, and 1,000,000 shares shall be Preferred Stock. Shares of Preferred Stock shall have no par value. Each share of Class A Common Stock shall have a par value of $5.00. Each share of Class B Common Stock shall have a par value of $~~0.1667.~~0.0033. The Class A Common Stock and the Class B Common Stock shall sometimes hereinafter be referred to collectively as the “Common Stock.” At the effective time of the amendment adding this sentence to the Restated Certificate of Incorporation, as amended, each one (1) issued share of Class B Common Stock shall be subdivided into fifty (50) shares of Class B Common Stock.

1. Preferred Stock. The Board of Directors is authorized, subject to limitations prescribed by law and the limitation on authorized Preferred Stock stated above in this Article FOURTH, to provide for the issuance of shares of Preferred Stock in one or more series, and, by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in any series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) Whether that series shall have voting rights, in addition to the class voting rights provided by law, and, if so, the terms of such voting rights;

(d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

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(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h) Any other absolute or relative rights, preferences or limitations of that series.

Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on shares of Common Stock with respect to the same dividend period.

The Preferred Stock shall be preferred over the Common Stock as to assets, and in the event of any liquidation or dissolution or winding up of the Corporation (whether voluntary or involuntary), the holders of the Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus or earnings, the amount specified for each particular series, together with any dividends accrued or in arrears, for every share of their holdings of Preferred Stock before any distribution of the assets shall be made to the holders of Common Stock, and shall be entitled to no other or further distribution. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any, as provided by the Board of Directors) payable with respect thereto.

Neither the consolidation nor merger of the Corporation with or into any other corporation, nor any sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Article FOURTH.

2. Class A Common Stock and Class B Common Stock. The powers, preferences, and rights of the Class A Common Stock and Class B Common Stock, and the qualifications, limitations and restrictions thereof, are fixed as follows:

A. Issuance; Payment and Assessability. The shares of Class A Common Stock and Class B Common Stock may be issued by the Corporation from time to time for such consideration, having a value not less than par value, as may be fixed from time to time by the Board of Directors of the Corporation. Any and all shares of Class A Common Stock and Class B Common Stock so issued for which the consideration so fixed has been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of said shares shall not be liable for any further payments in respect of such shares.

B. Dividends; Distributions; Stock Splits. Holders of Class A Common Stock shall be entitled to such dividends or other distributions (including liquidating distributions) per share, whether in cash, in kind, in stock (including a stock split) or by any other means, when and as may be declared by the Board of Directors of the Corporation out of assets or funds of the Corporation legally available therefor. Holders of Class B Common Stock shall be entitled to dividends or other distributions (including liquidating distributions) per share, whether in cash, in kind, in stock, or by any other means, equal to one-~~thirtieth~~fifteen-hundredth (1/~~30~~1,500th) of the amount per share declared by the Board of Directors of the Corporation for each share of Class A Common Stock, (except in the case of a stock split effected by dividend or amendment to this Restated Certificate of Incorporation, or a stock dividend of shares of Class A Common Stock to holders of Class A Common Stock and shares of Class B Common Stock to holders of Class B Common Stock, in which case holders of Class B Common Stock shall be entitled to

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receive, on a per share basis, the number of shares of Class B Common Stock equal to the number of shares of Class A Common Stock received on a per share basis by the holders of Class A Common Stock), and such dividends or distributions with respect to the Class B Common Stock shall be paid in the same form and at the same time as dividends or distributions with respect to the Class A Common Stock; provided, however, that, in the event of a stock split or stock dividend, holders of Class A Common Stock shall receive shares of Class A Common Stock and holders of Class B Common Stock shall receive shares of Class B Common Stock, unless otherwise specifically designated by resolution of the Board of Directors. Notwithstanding anything to the contrary contained in this Section 2.B. of Article FOURTH, the Corporation may effect a 50-for-1 stock split of only the Class B Common Stock (with no accompanying split of the Class A Common Stock) at the effective time of the amendment adding this sentence to the Restated Certificate of Incorporation, as amended.

C. Voting. Each holder of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock standing in his name on the books of the Corporation. Each holder of Class B Common Stock shall be entitled to one-~~two-hundredth~~ten-thousandth (1/~~200~~10,000th) of one vote for each share of Class B Common Stock standing in his name on the books of the Corporation. Unless otherwise required by the Delaware General Corporation Law, the Class A Common Stock and the Class B Common Stock shall vote as a single class with respect to all matters submitted to a vote of shareholders of the Corporation.

D. Conversion. Each share of Class A Common Stock may, at the option of the holder of record thereof and without payment of any consideration, be converted into ~~thirty (30~~one thousand five hundred (1,500) fully paid and nonassessable shares of Class B Common Stock. Any such conversion may be effected by any holder of Class A Common Stock surrendering such holder’s certificate or certificates for the Class A Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Class A Common Stock, together with a written notice to the Corporation that such holder elects to convert all or a specified whole number of shares of Class A Common Stock and stating the name or names in which such holder desires ~~the certificate or certificates for~~ the Class B Common Stock to be issued. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder. Promptly thereafter, the Corporation shall issue ~~and deliver~~ or cause to be issued ~~and delivered~~ to such holder or such holder’s nominee or nominees~~, a certificate or certificates for~~ the number of shares of Class B Common Stock to which such holder shall be entitled as herein provided. Such conversion shall be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of such certificate or certificates for Class A Common Stock and such notice, and the person or persons entitled to receive the Class B Common Stock issuable on such conversion shall be treated for all purposes as the record holder or holders of such Class B Common Stock on that date.

The issuance of ~~certificates for~~ shares of Class B Common Stock ~~issuable~~ upon the conversion of shares of Class A Common Stock shall be made without charge to the converting holder; provided, however, that if any certificate is to be issued in a name other than that of the record holder of the shares being converted, the Corporation shall not be required to issue or deliver any such certificate unless and until the person requesting the issuance thereof shall have paid to the Corporation the amount of any tax that may be payable with respect to any transfer involved in the issuance and delivery of such certificate or has established to the satisfaction of the Corporation that such tax has been paid.

The Corporation covenants that it will at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Class A Common Stock, a number of shares of Class B Common Stock equal to ~~thirty (30~~one thousand five hundred (1,500) times the number of shares of Class A Common Stock then outstanding, in addition to the number of shares of Class B Common Stock then outstanding; provided, however, that nothing herein shall be construed to preclude the Corporation from satisfying its obligation to issue shares of Class B Common Stock upon conversion of Class A Common Stock by

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delivery of purchased or redeemed shares of Class B Common Stock which are held in the treasury of the Corporation.

E. Mergers, Consolidations, Reclassifications and Certain Other Transactions (1) Not withstanding any other provisions of this Restated Certificate of Incorporation, and in addition to any approval required by law or by this Restated Certificate of Incorporation, and except as otherwise expressly provided in Section 2.E.(2) of this Article FOURTH:

(i) any merger or consolidation of the Corporation with or into any other entity; or (ii) any reclassification of securities (including any forward stock split or reverse stock split effected by amendment to this Restated Certificate of Incorporation), or recapitalization of the Corporation, or any other transaction or series of transactions which has the effect, directly or indirectly, of increasing, as compared to the outstanding shares of Class B Common Stock, the proportionate number of shares outstanding or aggregate voting power of the outstanding shares of any other class of equity securities, or any class of securities convertible into any class of equity securities, of the Corporation;

shall require the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock.

(2) The provisions of Section 2.E.(1) of this Article FOURTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such approval as is required by law or any other provision of this Restated Certificate of Incorporation, if (i) no consideration is to be received by holders of Class A Common Stock on account of their Class A Common Stock, no change is to be made to the terms of either the Class A Common Stock or the Class B Common Stock, and neither the Class A Common Stock nor the Class B Common Stock is to be exchanged for or converted into any other securities or consideration or canceled, (ii) the holders of Class A Common Stock and Class B Common Stock are entitled to receive the same number of shares of stock (on a per share basis), consisting solely of, in the case of holders of Class A Common Stock, either Class A Common Stock or stock with the same or equivalent powers, preferences, rights, qualifications, limitations and restrictions as the Class A Common Stock, and, in the case of holders of Class B Common Stock, either Class B Common Stock or stock with the same or equivalent powers, preferences, rights, qualifications, limitations and restrictions as the Class B Common Stock, or (iii) the following conditions shall have been met:

(a) the consideration to be received by holders of Class B Common Stock shall be paid in the same form and at the same time as that received by holders of Class A Common Stock; and

(b) (x) the amount of cash, (y) the amount of stock, and (z) the fair market value, as of the date (the “Consummation Date”) of the consummation of the Business Combination, of the consideration other than cash and stock (the “Other Consideration”) to be received per share by holders of Class B Common Stock, shall respectively be at least 1/~~30~~1,500th of the amount of cash, at least 1/~~30~~1,500th of the amount of stock, and at least 1/~~30~~1,500th of the fair market value (as of the applicable Consummation Date) of such Other Consideration, to be received per share by holders of Class A Common Stock.

The term “Business Combination” as used in this Article FOURTH shall mean any transaction which is referred to in clauses (i) or (ii) of Section 2.E.(1) of this Article FOURTH.

(3) The Board of Directors of the Corporation shall have the power and duty to determine compliance with this Article FOURTH, including, without limitation, (i) whether the applicable conditions set forth in Section 2.E.(1) have been met with respect to any Business Combination, and (ii) whether the amount of cash, the amount of stock and the fair market value of the Other Consideration to be received by holders of Class B Common Stock meets the conditions set forth in Section 2.E.(2)(b).

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(4) Notwithstanding any other provisions of this Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of stock required by law or this Restated Certificate of Incorporation, the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock shall be required to alter, amend or repeal this Section 2.E. of this Article FOURTH, including by merger, consolidation or otherwise (other than by a merger or consolidation that does not otherwise require a separate vote of the holders of Class B Common Stock under Section 2.E.2. of this Article FOURTH).

FIFTH: The following additional provisions are in furtherance and not limitation of any power, privilege or purpose conferred or permitted by law, this certificate or the by-laws:

1. Except as may be otherwise expressly required by law, or the provisions of this Certificate or the by-laws, the Board of Directors of the Corporation shall have and may exercise, transact, manage, promote and carry on all of the powers, authorities, businesses, objectives and purposes of the Corporation.

2. The election of directors need not be by ballot unless the by-laws so require.

3. The Board of Directors of the Corporation is authorized and empowered to make, alter, amend and repeal the by-laws of the Corporation in any manner not inconsistent with the laws of the State of Delaware.

4. The Board of Directors may fix from time to time the compensation of its members.

5. The Corporation may indemnify or insure or both indemnify and insure any person who is or was a director, officer, employee or agent of the Corporation or, at its request, of another corporation, partnership, joint venture, trust or other enterprise, to the full extent provided or permitted by its by-laws, as from time to time amended, and to the full extent to which those indemnified may now or hereafter be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise.

SIXTH: No contract or other transaction between the Corporation and any other corporation, and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in or are directors or officers of such other corporation. Any director individually, or any firm of which such director may be a member, may be a party to or may be pecuniarily or otherwise interested in any contract or transaction of the Corporation, provided that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors, or a majority thereof; and any director of the Corporation, who is also a director or officer of such other corporation, or is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect, as if he were not such director or officer of such other corporation or not so interested,

SEVENTH: Any action which would otherwise be required or permitted to be taken by the vote of stockholders at a meeting thereof may instead be taken by the written consent of stockholders who would be entitled to vote upon such action if such a meeting were held having not less than the percentage of the total number of votes which would have been required to take such action at such a meeting.

EIGHTH: No director of this Corporation shall have personal liability to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director. The foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit. In the event that the

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General Corporation Law of the State of Delaware is amended after approval of this Article by the stockholders so as to authorize corporate action further eliminating or limiting the liability of directors, the liability of a director of this Corporation shall thereupon be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended from time to time. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director which has not been eliminated by the provisions of this Article.

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BERKSHIRE HATHAWAY INC.

SPECIAL MEETING OF SHAREHOLDERS

Wednesday, January 20, 2010

9:30 a.m.

Holland Performing Arts Center

13th and Douglas Streets

Omaha, Nebraska

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 20, 2010.

The following material is available at www.berkshirehathaway.com/eproxy.

Proxy Statement

BERKSHIRE HATHAWAY INC. proxy

Special Meeting of Shareholders to be held on January 20, 2010

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Marc D. Hamburg and Walter Scott, Jr., or either of them, as proxies, with power of substitution to each proxy and substitute, to vote the Class A Common Stock (CLA) and Class B Common Stock (CLB) of the undersigned at the Special Meeting of Shareholders of Berkshire Hathaway Inc. and at any adjournment or postponement thereof, as indicated on the reverse hereof on the proposal for the proposed amendments to the Corporation’s existing Restated Certificate of Incorporation, as amended, and as said proxies may determine in the exercise of their best judgment on any other matters which may properly come before the meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors of the Corporation.

PLEASE SIGN ON REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET PHONE MAIL

www.eproxy.com/brk-a 1-800-560-1965

Use the Internet to vote your proxy until 12:00 p.m. (CT) on January 19, 2010.

Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on January 19, 2010.

Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Address Change? Mark Box to the right and Indicate changes below:

COMPANY #

ADDRESS BLOCK TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors has conditioned the adoption of each of Items 1, 2, 3 and 4 upon approval of each of the other of such Items, and recommends a vote FOR each of Items 1, 2, 3 and 4.

The Board Recommends a Vote For Item 1.

1. To approve an amendment to the Corporation’s existing Restated Certificate of Incorporation, as amended (the “Current Certificate”), to effect a 50-for-1 stock split of the Corporation’s Class B Common Stock, while maintaining the current economic and voting relationship between the Corporation’s Class B Common Stock and the Corporation’s Class A Common Stock. For Against Abstain

ò Please fold here – Do not separate ò

The Board Recommends a Vote For Item 2.

2. To approve an amendment to the Current Certificate to clarify that the Class B Common Stock may be split in the proposed 50-for-1 split without splitting the Class A Common Stock. For Against Abstain

The Board Recommends a Vote For Item 3.

3. To approve an amendment to the Current Certificate to change the par value of each share of Class B Common Stock in connection with the proposed 50-for-1 split, to $0.0033 from the current par value of $0.1667 per share of Class B Common Stock. For Against Abstain

The Board Recommends a Vote For Item 4.

4. To approve an amendment to the Current Certificate to increase the number of shares of Class B Common Stock and the total number of shares of all classes of stock that the Corporation is authorized to issue. For Against Abstain

The Board Recommends a Vote For Item 5.

5. To approve an amendment to the Current Certificate to remove the requirement to issue physical stock certificates for shares of Class B Common Stock upon conversion of shares of Class A Common Stock. For Against Abstain

IF PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NOT SPECIFIED, WILL BE VOTED FOR THE PROPOSED AMENDMENTS TO THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED.

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.